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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2005

                         The Allied Defense Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                001-11376                          04-2281015
        (Commission File Number)      (I.R.S. Employer Identification No.)

     8000 Towers Crescent Drive, Suite 260, Vienna, Virginia      22182
             (Address of Principal Executive Offices)           (Zip Code)

        Registrant's Telephone Number, including area code (703) 847-5268

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 16, 2005, The Allied Defense Group, Inc. ("Allied" or the "Company") issued a press release pertaining to the Company's decision to revise its method of accounting for foreign currency exchange (FX) contracts to conform to the requirements of Financial Accounting Standard No. 133, Accounting for Derivative Instruments and Hedging Activities ("FAS 133"). The press release also refers to the Company's decision to apply this change retrospectively and to restate its reported financial results for fiscal years ended in 2002 and 2003.

Attached hereto as Exhibit 99.1 is a copy of Allied's news release dated March 16, 2005.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REPORT

Following a review of its FX accounting policies, the Company has decided to restate its financial statements as set forth in the Company's news release attached to this Current Report on Form 8-K as Exhibit 99.1. The Company's Audit Committee, meeting on March 15, 2005, has concurred in management's recommendation that the Company should restate its financial statements as set forth therein.

The Company currently expects to finalize the restatement and to file its financial statements for its fiscal year ended December 31, 2004 on Form 10-K no later than March 31, 2005.

The Company's Audit Committee has discussed the matters disclosed in this filing under Item 4.02(a) with the Company's independent auditors.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because statements include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in filings by the Company with the Securities and Exchange Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 News Release of The Allied Defense Group, Inc. issued on March 16, 2005

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE ALLIED DEFENSE GROUP, INC.

                                       By: /s/ John G. Meyer, Jr.
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Date: March 16, 2005                       John G. Meyer, Jr.,
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number   Description
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99.1             Press Release dated March 16, 2005

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